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                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  /X/

Filed by a party other than the Registrant  / /


Check the appropriate box:

   / /   Preliminary Proxy Statement
   / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   / /   Definitive Proxy Statement
   /X/   Definitive Additional Materials
   / /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              OAK TECHNOLOGY, INC.
                (Name of Registrant as Specified in its Charter)



Payment of Filing Fee (Check the appropriate box):

   /X/   No fee required.

   / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)  Title of each class of securities to which transaction applies:
              N/A

         (2)  Aggregate number of securities to which transaction applies: N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A

         (4)  Proposed maximum aggregate value of transaction: N/A

         (5)      Total fee paid:  N/A



   / /   Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid: N/A

         (2)  Form, Schedule or Registration Statement No.: N/A

         (3)  Filing Party: N/A

         (4)  Date Filed: N/A

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                              OAK TECHNOLOGY, INC.
                                 1390 KIFER ROAD
                           SUNNYVALE, CALIFORNIA 94086
                                 (408) 523-6500

                          -----------------------------
                          SUPPLEMENT TO PROXY STATEMENT
                          -----------------------------

To Our Stockholders:

         As you know, we held our annual meeting of stockholders on Tuesday, February 5, 2002. The proxy statement for the meeting, which we sent you in December, addressed five proposals. Proposal 1 (to elect three Class I directors), Proposal 2 (to approve an amendment to the 1994 Employee Stock Purchase Plan), Proposal 4 (to approve an amendment to the 1994 Directors' Stock Option Plan) and Proposal 5 (to ratify the appointment of PricewaterhouseCoopers
LLP) were approved at the February 5 meeting.

         At the February 5 meeting, due to technical difficulties experienced by a proxy advisory firm relied upon by many of our institutional investors and the resulting delay in the receipt of stockholder votes, the designated proxy holders moved to adjourn the annual meeting to February 6, 2002, at 1:00 p.m. at our offices at 1390 Kifer Road, Sunnyvale, California 94086, with respect to Proposal 3 (to approve an amendment to the 1994 Stock Option Plan).

         At the February 6 meeting, the technical problems had not yet been resolved and the annual meeting was adjourned for a second time, to February 11, 2002 at 9:00 a.m. at our Sunnyvale, California offices, in order to allow sufficient time for the stockholder votes with respect to Proposal 3 to be recorded.

         At the February 11 meeting, we again adjourned the meeting and will reconvene the adjourned meeting at 9:00 a.m., local time, on Thursday, March 7, 2002, at our offices at 1390 Kifer Road, Sunnyvale, California 94086, to allow for further solicitation of proxies with respect to Proposal 3 relating to approval of an amendment to the 1994 Stock Option Plan. The proposed amendment would increase the number of shares of common stock authorized for issuance over the term of the Option Plan by 1,900,000 shares. Proposal 3 will be voted upon at the March 7 meeting.

         On February 15, 2002, Oak's Board of Directors adopted a resolution authorizing an amendment to the 1994 Employee Stock Purchase Plan (the "Purchase Plan") to remove the "evergreen" provision of the Purchase Plan effective as of July 2, 2002. The "evergreen" provision provides for annual increases in the number of shares authorized for issuance under the Purchase Plan by the lesser of (a) one percent of the then outstanding shares of Oak common stock, (b) 500,000 shares, or (c) a lesser amount determined by the Board of Directors. This provision, which together with other proposed amendments to the Purchase Plan described in the Proxy Statement constituted Proposal 2, was approved by the stockholders at the February 5, 2002 meeting. All other amendments to the Purchase Plan approved by the stockholders at the annual meeting will continue to remain in effect.

         The "evergreen" provision will be removed from the Purchase Plan effective July 2, 2002, in order to provide brokers discretionary voting power to vote, with respect to Proposal 3, shares held by such brokers on behalf of a beneficial owner. Pursuant to certain exchange guidelines for listed companies, brokers may exercise discretionary voting power to vote shares that they hold for beneficial

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owners only if the proposal being voted upon is deemed to be "routine." A proposal to increase the number of authorized shares under an option plan or stock purchase plan may not be deemed routine if the number exceeds certain thresholds. In addition, when two or more such proposals are being considered at the same meeting, the aggregate effect of the proposals is considered in making this determination. We have recently learned that while Proposal 3, by itself, would be considered a routine proposal for which brokers may exercise discretionary voting power, the combination of Proposal 3 with the "evergreen" amendment to the Purchase Plan described in Proposal 2 would have an aggregate effect of rendering both proposals non-routine under these guidelines. By eliminating the evergreen provision of the Purchase Plan effective July 2, 2002, both proposals would be considered routine under the guidelines and would permit brokers to exercise discretionary voting power over Proposal 3.

         Consequently, we determined that it was in the best interests of Oak and its stockholders to amend the Purchase Plan as described above, to adjourn the meeting until March 7 and to circulate this letter supplementing our proxy statement to allow stockholders (including stockholders whose shares are held by brokers with discretionary voting rights) to vote on Proposal 3.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE PROPOSAL 3.

         YOUR VOTE IS IMPORTANT. IF YOU RETURNED YOUR PROXY PRIOR TO THE FEBRUARY 5 MEETING, IT WILL STAND AS VOTED. IF YOU WOULD LIKE TO CHANGE YOUR VOTE BEFORE THE MARCH 7 MEETING, YOU CAN DO SO IN SEVERAL WAYS: (1) YOU CAN SEND A WRITTEN NOTICE TO OUR CORPORATE SECRETARY AT OUR PRINCIPAL EXECUTIVE OFFICES IN SUNNYVALE CALIFORNIA, STATING THAT YOU WOULD LIKE TO REVOKE YOUR PROXY; (2) YOU CAN COMPLETE A NEW PROXY CARD AND SEND IT TO OUR CORPORATE SECRETARY, AND THE NEW PROXY CARD WILL AUTOMATICALLY REPLACE ANY EARLIER DATED PROXY CARD THAT YOU RETURNED; (3) YOU CAN ATTEND THE MARCH 7 MEETING AND VOTE IN PERSON; OR (4) IF YOU INSTRUCTED YOUR BROKER TO VOTE YOUR SHARES, FOLLOW YOUR BROKER'S DIRECTIONS FOR CHANGING THESE INSTRUCTIONS.

         A copy of the proxy statement which was sent to you in December may be obtained without charge by writing to us at 1390 Kifer Road, Sunnyvale, California 94086, Attention: Linda Cook, or by calling us at (408) 523-6500. A copy of the proxy statement is also available on the internet at WWW.OAKTECH.COM or WWW.SEC.GOV.

                                         By order of the Board of Directors,


                                         /s/ David J. Power
                                         ------------------------------------
                                         David J. Power
                                         Vice President, General Counsel
                                         & Secretary

Sunnyvale, California
February 19, 2002






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